                                                                     EXHIBIT 3.2




                           SECOND AMENDED AND RESTATED



                                     BY-LAWS

                                       OF


                           ENCORE ACQUISITION COMPANY,

                             a Delaware corporation

                                TABLE OF CONTENTS


ARTICLE ONE:  OFFICES.........................................................1

   1.1       Registered Office and Agent......................................1
   1.2       Other Offices....................................................1

ARTICLE TWO:  STOCKHOLDERS....................................................1

   2.1       Annual Meeting...................................................1
   2.2       Special Meeting..................................................1
   2.3       Place of Meetings................................................2
   2.4       Notice...........................................................2
   2.5       Voting List......................................................2
   2.6       Voting of Shares.................................................2
   2.7       Quorum...........................................................2
   2.8       Required Vote; Withdrawal of Quorum..............................3
   2.9       Method of Voting; Proxies........................................3
   2.10      Record Date......................................................3
   2.11      Conduct of Meeting...............................................4
   2.12      Inspectors.......................................................4
   2.13      Consent of Stockholders in Lieu of Meeting.......................5
   2.14      Notice of Stockholder Nominations................................5

ARTICLE THREE:  DIRECTORS.....................................................7

   3.1       Management.......................................................7
   3.2       Number; Election; Term; Qualification............................7
   3.3       Change in Number.................................................8
   3.4       Removal and Resignation..........................................8
   3.5       Vacancies........................................................8
   3.6       Place of Meetings................................................8
   3.7       First Meeting....................................................9
   3.8       Regular Meetings.................................................9
   3.9       Special Meetings; Notice.........................................9
   3.10      Quorum; Majority Vote............................................9
   3.11      Order of Business................................................9
   3.12      Presumption of Assent............................................9
   3.13      Compensation....................................................10
   3.14      Action Without a Meeting........................................10

ARTICLE FOUR:  COMMITTEES....................................................10

   4.1       Designation.....................................................10
   4.2       Number; Qualification; Term.....................................10
   4.3       Authority.......................................................10

   4.4       Committee Changes...............................................10
   4.5       Regular Meetings................................................11
   4.6       Special Meetings................................................11
   4.7       Quorum; Majority Vote...........................................11
   4.8       Minutes.........................................................11
   4.9       Compensation....................................................11
   4.10      Responsibility..................................................11

ARTICLE FIVE:  GENERAL PROVISIONS RELATING TO MEETINGS.......................11

   5.1       Notice..........................................................11
   5.2       Waiver of Notice................................................12
   5.3       Telephone and Similar Meetings..................................12

ARTICLE SIX:  OFFICERS.......................................................12

   6.1       Number; Titles; Election; Term of Office........................12
   6.2       Removal and Resignation.........................................12
   6.3       Vacancies.......................................................12
   6.4       Authority.......................................................12
   6.5       Compensation....................................................13
   6.6       Chairman of the Board...........................................13
   6.7       Chief Executive Officer.........................................13
   6.8       President.......................................................13
   6.9       Vice Presidents.................................................13
   6.10      Treasurer.......................................................13
   6.11      Assistant Treasurers............................................13
   6.12      Secretary.......................................................14
   6.13      Assistant  Secretaries..........................................14

ARTICLE SEVEN:  CERTIFICATES AND SHAREHOLDERS................................14

   7.1       Certificates for Shares.........................................14
   7.2       Consideration for Shares........................................15
   7.3       Replacement of Lost or Destroyed Certificates...................15
   7.4       Transfer of Shares..............................................15
   7.5       Registered Stockholders.........................................15
   7.6       Regulations.....................................................15
   7.7       Legends.........................................................15

ARTICLE EIGHT:  INDEMNIFICATION OF DIRECTORS AND OFFICERS....................16

   8.1       Right to Indemnification........................................16
   8.2       Advancement of Expenses.........................................17
   8.3       Nonexclusivity of Right to Indemnification......................17

   8.4       Insurance.......................................................17
   8.5       Continued Rights................................................17

ARTICLE NINE:  MISCELLANEOUS PROVISIONS......................................18

   9.1       Dividends.......................................................18
   9.2       Reserves........................................................18
   9.3       Books and Records...............................................18
   9.4       Fiscal Year.....................................................18
   9.5       Seal............................................................18
   9.6       Securities of Other Corporations................................18
   9.7       Invalid Provisions..............................................18
   9.8       Attestation by the Secretary....................................18
   9.9       Headings; Table of Contents.....................................19
   9.10      References......................................................19
   9.11      Amendments......................................................19

                           SECOND AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                           ENCORE ACQUISITION COMPANY,

                             a Delaware corporation


                                    PREAMBLE

         The by-laws of the Company ("By-Laws") are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation, as currently in effect and as amended or restated from time to time (the "Certificate of Incorporation") of Encore Acquisition Company, a Delaware corporation (the "Company"). In the event of a direct conflict between the provisions of these By-Laws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the Certificate of Incorporation, such provisions of the Delaware General Corporation Law or the Certificate of Incorporation, as the case may be, will be controlling.

                              ARTICLE ONE: OFFICES

         1.1 Registered Office and Agent. The registered office and registered agent of the Company will be as designated from time to time by the appropriate filing by the Company in the office of the Secretary of State of the State of Delaware.

         1.2 Other Offices. The Company may also have offices elsewhere, both within and without the State of Delaware, as the board of directors of the Company (the "Board of Directors") may from time to time determine or as the business of the Company may require.

                            ARTICLE TWO: STOCKHOLDERS

         2.1 Annual Meeting. An annual meeting of stockholders of the Company (the "Stockholders") will be held each calendar year on the date and at the time and place as designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. If the date chosen for the meeting is a legal holiday, then the meeting will be held on the following business day, at the time specified in the notice or waiver of notice of the meeting.


         2.2 Special Meeting. A special meeting of the Stockholders may be called at any time by the chairman of the board of the Company (the "Chairman of the Board"), the president of the Company (the "President"), the Board of Directors, or the Stockholders of not less than ten percent of all shares entitled to vote at such meeting. The date, time and place of the special meeting are to be designated by the person(s) calling the meeting and must be stated in the notice of the special meeting or in a duly executed waiver of notice of such meeting. Only the business stated or indicated in the notice of the special meeting or in a duly executed waiver of notice of the meeting may be conducted at the special meeting.

         2.3 Place of Meetings. Meetings of Stockholders will be held at the principal office of the Company unless another place, within or without the state of Delaware, is designated for meetings in the manner provided in Sections
2.1 and 2.2.

         2.4 Notice. Except as otherwise provided by law, written or printed notice stating the place, day and time of each meeting of the Stockholders and, in case of a special meeting, the purpose(s) for which the meeting is called, must be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the secretary of the Company (the "Secretary") or the officer or person(s) calling the meeting, to each Stockholder of record entitled to vote at the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the Company records.

         2.5 Voting List. At least ten days before each meeting of Stockholders, the Secretary or other officer of the Company who has charge of the Company's stock ledger must prepare a complete list of Stockholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each Stockholder and number of shares registered in the name of each Stockholder. For a period of ten days prior to such meeting, the list must be kept on file at a place within the city where the meeting is to be held, which place must be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not specified in the notice, at the place where the meeting is to be held. The voting list will be open to examination by any Stockholder during ordinary business hours. The list must also be produced at the meeting and kept there at all times during the meeting and may be inspected by any Stockholder present. The stock ledger is the only evidence as to who are the Stockholders entitled to examine the list.

         2.6 Voting of Shares. Treasury shares, shares of the Company's own capital stock belonging to it or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, are neither entitled to vote nor be counted for quorum purposes. Nothing in this section is to be construed as limiting the right of the Company to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. All persons holding Company stock in a fiduciary capacity are entitled to vote the shares so held. Persons whose stock is pledged are entitled to vote, unless in the transfer by the pledgor on the books of the Company, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon.

         2.7 Quorum. The holders of a majority of the outstanding shares entitled to vote on a matter, present in person or by proxy, will constitute a quorum at any meeting of Stockholders, except as otherwise provided by law, the Certificate of Incorporation or these By-Laws. If a quorum is not present, in person or by proxy, at any meeting of Stockholders, the Stockholders entitled to vote at the meeting and who are present, in person or by proxy, may adjourn the meeting. If no Stockholder entitled to vote is present, any officer of the Company may adjourn the meeting without notice other than announcement at the meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present, in person or by proxy. At any adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must be given to each Stockholder of record entitled to vote at the adjourned meeting.


         2.8 Required Vote; Withdrawal of Quorum. Directors of the Company are to be elected, at a Stockholders meeting at which a quorum is present, by a plurality of the votes of the shares entitled to vote on the election of directors and present in person or represented by proxy. In all other matters, except the election of directors and those otherwise provided by law, the Certificate of Incorporation or these By-Laws, the affirmative vote of the majority of shares present in person or represented by proxy at a meeting at which a quorum is present, and entitled to vote on the subject matter, will be the act of the Stockholders. The Stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

         2.9 Method of Voting; Proxies. Except as otherwise provided in the Certificate of Incorporation or by law, each outstanding share is entitled to one vote on each matter submitted to a vote at a Stockholders meeting. Elections of directors need not be by written ballot. At any Stockholders meeting, every Stockholder having the right to vote or to express consent or dissent to corporate action in writing without a meeting may do so either in person or by a proxy executed in writing by the Stockholder or by his duly authorized attorney-in-fact, or any other means permitted by law. No proxy will be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy will be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy will be revocable unless it expressly provides that it is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power or is otherwise made irrevocable by law.

         2.10 Record Date.


         (a) Meetings of Stockholders. In order that the Company may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date may not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date may not be more than 60 nor less then ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders will be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of

Stockholders of record entitled to notice of or to vote at a meeting of Stockholders will apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         (b) Action Without A Meeting. In order that the Company may determine the Stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date may not precede the date upon which the resolution fixing the record is adopted by the Board of Directors, and which date may not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Company's registered office must be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors, and prior action by the Board of Directors is required by law, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting will be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         (c) Dividends, Distributions, Other Actions. In order for the Company to determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the Stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date may not precede the date upon which the resolution fixing the record date is adopted, and which record date may not be more than 60 days prior to such action. If no record date is fixed, the record date for determining Stockholders for any such purpose will be at the close of business on the day of which the Board of Directors adopts the resolution relating thereto.

         2.11 Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President will preside at all meetings of Stockholders. The Secretary will keep the records of each meeting of Stockholders. In the absence or inability to act of any such officer, the officer's duties must be performed by the officer given the authority to act for the absent or non-acting officer under these By-Laws or by some person(s) appointed at the meeting.


         2.12 Inspectors. The Board of Directors may, in advance of any meeting of Stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof and make a written report thereof. If any of the inspectors so appointed fails to appear or act or if inspectors have not been appointed, the chairman of the meeting may appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, must take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors are to determine the number of shares of capital stock of the Company outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. Furthermore, they are to receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results and do such acts as are proper to conduct the election or vote with fairness to all Stockholders. On request of the chairman of the meeting, the inspectors must make a report in writing of any challenge, request or matter determined by them and must execute a certificate of any fact found by them. No director or candidate for the office of director may act as an inspector of an election of directors. Inspectors need not be Stockholders.

         2.13 Consent of Stockholders in Lieu of Meeting. Except as otherwise provided by law or by the Certificate of Incorporation, any action required to be taken, or which may be taken, by law, the Certificate of Incorporation or these By-Laws, at any annual or special meeting of Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent(s) in writing, setting forth the action taken, is signed by the holders of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted, provided that
(a) such consent is executed and delivered in a manner consistent with Delaware law and (b) prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent is given to those Stockholders who have not consented in writing.


         2.14     Notice of Stockholder Nominations.

         (a)      Annual Meetings of Stockholders.

                  (1) Nominations of persons for election to the Board of Directors may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for herein, who is entitled to vote at such meeting with respect to such matter and who complies with the notice procedures set forth herein.

                  (2) For nominations to be properly made at an annual meeting by a stockholder pursuant to clause (iii) of Section 2.14(a)(1), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 90 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class or series and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                  (3) Notwithstanding anything in the second sentence of Section 2.14(a)(2) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 80 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by these By-Laws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement of the increased Board is first made by the Corporation.

         (b) Special Meetings of Stockholders. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for herein, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth herein. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by Section 2.14(a)(2) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

         (c)      General.

                  (1) Only such persons who are nominated in accordance with the procedures set forth herein shall be eligible to serve as directors. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth herein and, if any proposed nomination is not in compliance with these By-Laws, to declare that such defective proposal or nomination shall be disregarded.

                  (2) For purposes of these By-Laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                  (3) Notwithstanding the foregoing provisions, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in these By-Laws shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.


                            ARTICLE THREE: DIRECTORS

         3.1 Management. The business and affairs of the Company will be managed by and under the Board of Directors. Subject to the restrictions imposed by law, the Certificate of Incorporation or these By-Laws, the Board of Directors may exercise all the powers of the Company.

         3.2 Number; Election; Term; Qualification. The number of directors which constitutes the entire Board of Directors shall be not less than one and not more than fifteen (15) directors. The first Board of Directors will consist of the number of directors named in the Certificate of Incorporation or, if no directors are so named, will consist of the number of directors elected by the incorporator(s) at an organizational meeting or by unanimous written consent in lieu of the organizational meeting. Thereafter, within the limits above specified, the number of directors which constitutes the entire Board of Directors will be determined by resolution of the Board of Directors or by resolution of the Stockholders at the annual meeting or at a special meeting called for that purpose. Except as otherwise required by law, the Certificate of Incorporation or these By-Laws, the directors will be elected at an annual meeting of Stockholders at which a quorum is present and in accordance with the provisions for election of directors set forth in Section 2.8, supra. Each director chosen in this manner will hold office until the first annual meeting of Stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. No director need be a Stockholder of the

Company or a Delaware resident. Acceptance of the office of director may be expressed orally or in writing.

         3.3 Change in Number. A decrease in the number of directors constituting the entire Board of Directors will not have the effect of shortening the term of any incumbent director.

         3.4 Removal and Resignation. At any meeting of Stockholders or, whenever permitted by law and the Certificate of Incorporation, without a meeting by their written consents thereto, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors; provided, however, that if the Stockholders have the right to cumulate votes in the election of directors pursuant to the Certificate of Incorporation, if less than the entire Board of Directors is to be removed, no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.

         Any director may resign at any time. The resignations must be made in writing and will take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Chairman of the Board, if any, the President or the Secretary. The acceptance of a resignation will not be necessary to make it effective, unless expressly so provided in the resignation.

         3.5 Vacancies. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so chosen will hold office until the first annual meeting of Stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation or removal from office. If there are no directors in office, an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly-created directorship, the directors then in office constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any Stockholder(s) holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships or to replace the directors chosen by the directors then in office. Except as otherwise provided in these By-Laws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, will have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation(s) become effective, and each director so chosen will hold office as provided in these By-Laws with respect to the filling of other vacancies.

         3.6 Place of Meetings. The Board of Directors may hold its meetings and may have an office(s) in such place(s), within or without the State of Delaware, as the Board of Directors may from time to time determine or as is specified in the notice of such meeting or duly executed waiver of notice of such meeting.

         3.7 First Meeting. Each newly elected Board of Directors may hold its first organizational meeting, if a quorum is present, immediately after and at the same place as the annual meeting of Stockholders. Notice of such meeting is not necessary.

         3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and places as designated from time to time by resolution of the Board of Directors and communicated to all directors.

         3.9 Special Meetings; Notice. Special meetings of the Board of Directors will be held whenever called by the Chairman of the Board, the President or any director. The Secretary must give notice or the person calling the special meeting must cause notice to be given of each special meeting to each director at least one day before the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Unless limited by law, by the Certificate of Incorporation or by the By-Laws, any and all business may be transacted at any special meeting of directors.

         3.10 Quorum; Majority Vote. At all meetings of the Board of Directors, a majority of the directors fixed in the manner provided in these By-Laws will constitute a quorum for the transaction of business. If a quorum is not present at a meeting, a majority of the directors present or any director solely present may adjourn the meeting, without further notice other than an announcement at the meeting until a quorum is present. Unless the act of a greater number is required by law, the Certificate of Incorporation or these By-Laws, the act of a majority of the directors present at a meeting at which a quorum is in attendance will be the act of the Board of Directors. At any time that the Certificate of Incorporation provides that directors elected by the holders of a class or series of stock will have more or less than one vote per director on any matter, every reference in these By-Laws to a majority or other proportion of directors will refer to a majority or other proportion of the votes of such directors.

         3.11 Order of Business. At meetings of the Board of Directors, business shall be transacted in such order as the Board of Directors may determine. The Chairman of the Board, if any, and, if none or if the Chairman of the Board is absent or otherwise unable to act, the President is to preside at all meetings of the Board of Directors. In the absence or inability to act of either officer, a chairman is to be chosen by the Board of Directors from among the directors present. The Secretary is to act as the secretary of each meeting of the Board of Directors unless the Board of Directors appoints another person to act as secretary of the meeting. The regular minutes of the proceedings must be placed in the minute book of the Company.

         3.12 Presumption of Assent. A director of the Company who is present at any meeting of the Board of Directors at which action on any Company matter is taken will be presumed to have assented to the action unless his dissent is entered in the minutes of the meeting or unless he files his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or forwards any dissent by certified or registered mail to the Secretary immediately after the adjournment of the meeting. Such right to dissent does not apply to a director who voted in favor of such action.

         3.13 Compensation. The Board of Directors has the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the Board of Directors or any committee thereof; provided, however, that nothing contained herein be construed to preclude any director from serving the Company in any other capacity or receiving compensation therefor.

         3.14 Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or the By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing(s) are filed with the minutes of proceedings of the Board, or committee.

                            ARTICLE FOUR: COMMITTEES

         4.1 Designation. The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, designate one or more committees.

         4.2 Number; Qualification; Term. Each committee will consist of one or more directors appointed by resolution adopted by a majority of the entire Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each alternate committee member is absent or disqualified, the member(s) of the committee present at any meeting and not disqualified from voting, whether or not a quorum is present, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The number of committee members may be increased or decreased by resolution adopted by a majority of the entire Board of Directors. Each committee member shall serve as such until the earliest of (a) the expiration of his term as director,
(b) his resignation as a committee member or as a director, or (c) his removal as a committee member or as a director.

         4.3 Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, will have and may exercise all of the authority of the Board of Directors in the management of the business and property of the Company except to the extent expressly restricted by law, the Certificate of Incorporation or these By-Laws. A committee of the Board of Directors may be given the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to the Delaware General Corporation Law.

         4.4 Committee Changes. The Board of Directors will have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

         4.5 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated by the committee and communicated to all its members.

         4.6 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting must cause notice of such special meeting, including the time and place of such special meeting, to be given to each committee member at least two days before the meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of the special meeting.

         4.7 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the Board of Directors will constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting, without notice, other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance will be the act of the committee, unless the act of a greater number is required by law, the Certificate of Incorporation or these By-Laws.

         4.8 Minutes. The minutes of the proceedings of each committee must be prepared and the committee must report the minutes to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee must be delivered to the Secretary for placement in the Company's minute books.

         4.9 Compensation. Committee members may, by resolution of the Board of Directors, be allowed a stated salary or a fixed sum and expenses of attendance, if any, for attending any committee meetings.

         4.10 Responsibility. The designation of any committee and the delegation of authority to it will not operate to relieve the Board of Directors or any director of any responsibility imposed upon it or any director by law.

              ARTICLE FIVE: GENERAL PROVISIONS RELATING TO MEETINGS

         5.1 Notice. Whenever by law, the Certificate of Incorporation or these By-Laws, notice is required to be given to any committee member, director or Stockholder and no provision is made as to how such notice must be given, any such notice may be given (a) in person, (b) in writing, by mail, postage prepaid, addressed to such committee member, director or Stockholder at his address as it appears on the books or, in the case of a Stockholder, the stock transfer records of the Company or (c) by any other method permitted by law. Any notice required or permitted to be given by mail will be deemed to be given at the time it is deposited in the United States mail. Any notice required or permitted to be given by overnight courier service will be deemed to be given at the time delivered to such service with all charges prepaid and properly addressed. Any notice required or permitted to be given by telegram, telex or telefax will be deemed to be given at the time transmitted with all charges prepaid and properly addressed.

         5.2 Waiver of Notice. Whenever by law, the Certificate of Incorporation or these By-Laws, any notice is required to be given to any Stockholder, director or committee member, a waiver thereof in writing signed by the person(s) entitled to such notice, whether before or after the time notice should have been given, will be equivalent to the giving of such notice. Attendance of a Stockholder, director or committee member at a meeting will constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         5.3 Telephone and Similar Meetings. Stockholders, directors or committee members may participate in meetings and hold meetings by means of conference telephone or similar communications equipment by means of which all persons participating in the meetings can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                              ARTICLE SIX: OFFICERS

         6.1 Number; Titles; Election; Term of Office. The officers of the Company will be a President, a Secretary and any other officers as the Board of Directors may from time to time elect or appoint, including, but not limited to, a Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents and a Treasurer. Unless otherwise specified by these By-Laws or by resolution of the Board of Directors, at the first meeting of the Board of Directors after each annual meeting of Stockholders at which a quorum is present, the Board of Directors shall elect the officers. Each officer will hold office until his successor has been duly elected and qualified, until his death or until he resigns or has been removed in the manner provided here. Any two or more offices may be held by the same person and no officer need be a director of the Company.

         6.2 Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal will be without prejudice to the contract rights, if any, of the person removed. Election or appointment of an officer or agent will not of itself create contract rights. An officer may resign at any time upon written notice to the Company. The acceptance of a resignation will not be necessary to make it effective unless so provided in the resignation.

         6.3 Vacancies. Any vacancy occurring in any office of the Company may be filled by the Board of Directors.

         6.4 Authority. Officers will have the authority and perform such duties in the management of the Company as provided in these By-Laws or as may be determined by resolution of the Board of Directors not inconsistent with these By-Laws.

         6.5 Compensation. The compensation, if any, of officers and agents will be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may by resolution delegate to any one or more officers the authority to fix such compensation.

         6.6 Chairman of the Board. The Chairman of the Board shall be elected from among the members of the Board of Directors. If present, the Chairman of the Board shall preside at all meetings of the Board of Directors and Stockholders and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors.

         6.7 Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer and the chief operating officer of the Company and, subject to the supervision of the Board of Directors and the Chairman of the Board, will have general management and control of the business and property of the Company in the ordinary course of its business with all powers with respect to general management and control reasonably incident to such responsibilities, including, but not limited to, the power to employ, discharge or suspend employees and agents, to fix the compensation of employees and agents and to suspend, with or without cause, any officer pending final action by the Board of Directors with respect to continued suspension, removal or reinstatement of such officer.

         6.8 President. The President shall perform all such duties and have all such powers as are commonly incident to the office of the president and as from time to time may be delegated to him or her by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

         6.9 Vice Presidents. Each Vice President, if any, will have those powers and duties assigned to him by the Board of Directors, or delegated by the Chairman of the Board or the President. The Vice Presidents, in the order designated by the Board of Directors or, in the absence of such a designation, as determined by the length of time each has held the office of Vice President, will exercise the powers of the President during the President's absence or inability to act.

         6.10 Treasurer. The Treasurer will have the care and custody of all the Company funds and must deposit them in such banks or other depositories as the Board of Directors or any officer(s), or any officer and agent jointly, duly authorized by the Board of Directors, direct or approve. He must keep a full and accurate account of all monies received and paid on account of the Company and must render a statement of his accounts whenever the Board of Directors so requires. Except as otherwise provided by the Board of Directors, he must perform all other necessary acts and duties in connection with the administration of the Company's financial affairs and generally perform all the duties usually appertaining to the office of the Treasurer. Whenever required by the Board of Directors, he must give bonds for the faithful discharge of his duties in such sums and with such securities as the Board of Directors may approve. In the absence of the Treasurer, the person designated by the Chairman of the Board, if any, or the President will perform his duties.

         6.11 Assistant Treasurers. Each assistant treasurer, if any, of the Company ("Assistant Treasurer") will have those powers and duties assigned to him by the Board of Directors, or delegated by the Chairman of the Board or the President. The Assistant Treasurers, in the order as designated by the Board of Directors or, in the absence of such a designation, as designated by the length of time they have held the office of Assistant Treasurer, will exercise the powers of the Treasurer during the Treasurer's absence or inability to act.

         6.12 Secretary. Except as otherwise provided in these By-Laws, the Secretary must keep the minutes of all meetings of the Board of Directors, of any committee and of the Stockholders, or consents in lieu of such meetings in the Company's minute books and must cause notice of the meetings to be given when requested by any person authorized to call a meeting. The Secretary may sign with the Chairman of the Board or the President, in the name of the Company, all contracts of the Company and affix the Company seal (if any) thereto. The Secretary may sign with the Chairman of the Board or the President all Company Stock certificates, and he or a transfer agent duly appointed by the Board of Directors shall be in charge of the certificate books, share transfer records, stock ledgers and any other stock books and papers as the Board of Directors may direct, all of which must, at all reasonable times, be open to inspection by any director at the office of the Company or such transfer agent during business hours. The Secretary, will in general, perform such other duties incident to the office of the Secretary, or as assigned by the Board of Directors or delegated by the Chairman of the Board or the President.

         6.13 Assistant Secretaries. Each assistant secretary, if any, of the Company ("Assistant Secretary") will have those powers and duties assigned to him by the Board of Directors or delegated by the Chairman of the Board or the President. The Assistant Secretaries, in the order as designated by the Board of Directors or, in the absence of such a designation, as determined by the length of time they have held the office of Assistant Secretary, will exercise the powers of the Secretary during the Secretary's absence or inability to act.


                  ARTICLE SEVEN: CERTIFICATES AND SHAREHOLDERS

         7.1 Certificates for Shares. Certificates for shares of stock of the Company will be in the form approved by the Board of Directors. The certificates must be signed by the Chairman of the Board or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificates may be a facsimile and may be sealed with the Company seal or a facsimile thereof. If any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be an officer, transfer agent or registrar before the certificate is issued, the certificate may be issued by the Company with the same effect as if he were an officer, transfer agent or registrar at the date of issue. The certificates must be consecutively numbered and entered in the Company books as they are issued and must exhibit the holder's name and the number of shares. The Board of Directors may provide by resolution(s) that some or all of any or all classes or series of its stock will be uncertificated shares. However, any such resolution will not apply to shares represented by a certificate until that certificate is surrendered to the Company. Notwithstanding the adoption of such a resolution, every holder of uncertificated shares is entitled, upon request, to have a certificate signed as prescribed above.

         7.2 Consideration for Shares. The consideration for subscriptions to, or the purchase of shares of capital stock to be issued by the Company, must be paid in the form and in the manner that the Board of Directors determines. In the absence of actual fraud in the transaction, the judgment of the Directors as to the value of such consideration will be conclusive. Capital stock so issued will be considered fully paid and nonassessable so long as the par value or stated value allocated to capital is paid in full by consideration in the form of cash, services rendered, personal or real property, leases of real property or a combination thereof. The balance or surplus in the subscription or purchase price of the stock, if the directors so determine, may be supplied by a binding obligation of the subscriber or purchaser to pay the balance of the price.

         7.3 Replacement of Lost or Destroyed Certificates. The Board of Directors may issue a new certificate of stock or uncertificated shares in place of any certificate issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of the lost, stolen or destroyed certificate, or his legal representative to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of the certificate or the issuance of a new certificate of stock or uncertificated shares.

         7.4 Transfer of Shares. Upon surrender to the Company or its transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it will be the duty of the Company to issue a new certificate to the person entitled to the new certificate, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares will be cancelled and issuance of new equivalent uncertificated shares or certificated shares will be made to the person entitled thereto and the transaction will be recorded upon the books of the Company.

         7.5 Registered Stockholders. The Company will be entitled to treat the holder of record of any share(s) of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to such share(s) on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

         7.6 Regulations. The Board of Directors will have the power and authority to make all such rules and regulations as they deem expedient concerning the issue, transfer, registration or the replacement of certificates for shares of Company stock.

         7.7 Legends. The Board of Directors will have the power and authority to provide that certificates representing shares of stock bear those legends that the Board of Directors deems appropriate to assure that the Company complies with applicable federal or state securities laws or other laws.

            ARTICLE EIGHT: INDEMNIFICATION OF DIRECTORS AND OFFICERS

         8.1 Right to Indemnification.

         (a) The Company shall indemnify, to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may be amended in the future (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than the law permitted the Company to provide prior to such amendment), any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (hereafter, in this Article Eight, collectively referred to as a "Proceeding") (other than an action by or in the right of the Company), by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

         The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, will not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) The Company shall indemnify, to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may be amended in the future (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than the said law permitted the Company to provide prior to such amendment), any person who was or is a party or is threatened to be made a party to any Proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; provided, however, that no indemnification may be made with respect to any claim, issue or matter as to which such person has been adjudged to be liable to the Company, unless and only to the extent that the Court of Chancery or the court in which such Proceeding was brought determines, upon application, that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for those expenses which the Court of Chancery or other court may deem proper.

         (c) The Company must indemnify any director, officer, employee or agent of the Company to the extent he has been successful on the merits or otherwise in defense of any Proceeding against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         (d) The determination that indemnification of the director, officer, employee or agent is proper under the circumstances because he has met the applicable standard of conduct set forth in subparagraphs (a) and (b) above shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding, or (2) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (3) by the Stockholders.

         8.2 Advancement of Expenses. The Company may advance the expenses (including reasonable attorneys' fees) incurred by an officer or director in defending any Proceeding prior to the final disposition of the Proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the Company under Delaware General Corporation Law, as the same exists or may be amended in the future.

         Expenses (including reasonable attorneys' fees) incurred by other employees and agents may be paid upon those terms and conditions that the Board of Directors deems appropriate.

         8.3 Nonexclusivity of Right to Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, the provisions of this Article Eight are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the By-Laws, any agreement or vote of Stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding that office.

         8.4 Insurance. The Company will have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under this Article Eight or Delaware General Corporation Law or both.

         8.5 Continued Rights. The indemnification and advance of expenses provided by this Article Eight will, unless otherwise provided when authorized, continue as to a person who has ceased to be a director, officer, employee or agent and will inure to the benefit of the heirs, executors and administrators of that person.

                     ARTICLE NINE: MISCELLANEOUS PROVISIONS

         9.1 Dividends. Dividends upon the capital stock of the Company, subject to the provisions of the Certificate of Incorporation and applicable statutes, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, property or shares of the capital stock.

         9.2 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends the sum(s) that the directors, in their absolute discretion, think proper as a reserve(s) to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company or for such other purpose as the directors may find conducive to the interests of the Company, and the directors may modify or abolish any reserve in the manner in which it was created.

         9.3 Books and Records. The Company must keep correct and complete books and records of account and must keep minutes of the proceedings of its Stockholders and Board of Directors. The Company must keep at its registered office or principal place of business or at the office of its transfer agent or registrar, a record of the original issuance of shares by the Company and a record of each transfer of those shares that have been presented to the Company for registration of transfer, giving the names and addresses of all past and current Stockholders and the number and class of the shares held by each.

         9.4 Fiscal Year. The fiscal year of the Company will be fixed by the Board of Directors; provided, however, that if the fiscal year is not fixed by the Board of Directors and the selection of the fiscal year is not expressly deferred by the Board of Directors, the fiscal year will be the calendar year.

         9.5 Seal. The seal of the Company will be in the form approved from time to time by the Board of Directors.

         9.6 Securities of Other Corporations. Any officer or officers of the Company designated by the Board of Directors will have the power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Company and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.

         9.7 Invalid Provisions. If any part of these By-Laws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will remain valid and operative.

         9.8 Attestation by the Secretary. With respect to any deed, deed of trust, mortgage or other instrument executed by the Company through its duly authorized officer(s), the attestation to such execution by the Secretary will not be necessary to constitute such deed, deed of trust, mortgage or other instrument a valid and binding obligation against the Company unless the resolutions, if any, of the Board of Directors authorizing such execution expressly state that such attestation is necessary.

         9.9 Headings; Table of Contents. The headings and table of contents used in these By-Laws have been inserted for administrative convenience only and do not constitute matter to be construed in the interpretation of these By-Laws.

         9.10 References. In these By-Laws, whenever the singular number is used, the same includes the plural where appropriate and words of any gender include each other gender where appropriate.

         9.11 Amendments. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the Stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular or special meeting of the Stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new by-laws is contained in the notice of any such meeting. If the power to adopt, amend or repeal by-laws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of Stockholders to adopt new by-laws or amend or repeal these By-Laws.